                                                                Exhibit 10.21(a)

UPON RECORDING, BE RETURNED TO:

Teachers Insurance and Annuity Association
   of America
c/o Beverly J. Quail, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
1225 17th Street, Suite 2300
Denver, Colorado 80202-5596
Tel: (303) 292-2400

--------------------------------------------------------------------------------
                                                             TIAA Appl. #AAA1280
                                                            TIAA Mtge #M-0005296

               CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT

     THIS CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT (this "Agreement") is made as of December 23, 2002, by and between AMERIVEST PROPERTIES INC., a Maryland corporation ("AmeriVest"), AMERIVEST SHERIDAN CENTER INC., a Colorado corporation ("Sheridan Borrower"), AMERIVEST KELLOGG INC., a Colorado corporation ("Kellogg Borrower"), and AMERIVEST ARROWHEAD INC., an Arizona corporation ("Arrowhead Borrower")(collectively, the "AmeriVest Affiliate Borrowers"), each having an address at c/o AmeriVest Properties, Inc., 1780 S. Bellaire Street, Suite 515, Denver, Colorado 80222, and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, its successors and assigns (hereinafter called "Lender"), having an address at 730 Third Avenue, New York, New York 10017.

                                    RECITALS

     A. Pursuant to that Loan Application and Commitment Agreement dated May 24, 2002 (the "Commitment") by and between Lender and AmeriVest, Lender agreed to make three separate loans, one to each of the AmeriVest Affiliate Borrowers, in the aggregate amount of $29,700,000.00 (collectively, the "Loan") including (i) a loan in the amount of $10,100,000 to Sheridan Borrower to be secured by property known as Sheridan Center in Denver, Colorado, as more particularly described on Exhibit A to this Agreement and as set forth in that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement by Borrower in favor of Lender as recorded in the official records of Denver County, Colorado contemporaneously herewith; (ii) a loan in the amount of $9,900,000 to Kellogg Borrower to be secured by property known as the Kellogg Building in Littleton, Colorado, as more particularly described on Exhibit B to this Agreement and as set forth in that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement by Borrower in favor of Lender as recorded in the official records of Arapahoe County, Colorado contemporaneously herewith; and (iii) a loan in the amount of $9,700,000 to Arrowhead Borrower to be secured by property known as Arrowhead Fountains, in Peoria, Arizona, as more particularly described in Exhibit C to this Agreement and as set forth in that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement in favor of Lender as recorded in the official records of Maricopa County, Arizona contemporaneously herewith. The loans described in (i)-(iii) of this Section are collectively referred to as the "Related Loans", and the deeds of trust described in (i) - (iii) of this Section are collectively referred to as the "Related Deeds of Trust." The property secured by the Loans is collectively referred to as the "Property" and each portion of the Property encumbered by each Related Deed of trust is referred to as a "Related Property."

     B. The AmeriVest Affiliate Borrowers acknowledge that Lender is unwilling to make the Related Loans unless the AmeriVest Affiliate Borrowers agree to the terms of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, to induce Lender to make the Loan, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees with Lender, and Lender agrees with Borrower, as follows:

     1. DEFINED TERMS. Capitalized terms used and not specifically defined in this Agreement are defined in Exhibit B of each Related Deed of Trust. In addition, the following definitions apply to this Agreement:

          A. "Agreement" is defined in the introductory paragraph.

          B. "Closing" means the date that Lender funds the amount of the Loan.

          C. "Commitment" is defined in Recital A.

          D. "Debt Service Coverage Ratio" means the numerical result of dividing net operating income from the Related Property by the annual sum of regularly scheduled monthly installments of principal and interest on the relevant Related Loan, as calculated by Lender based on Borrower's financial statements.

          E. "Loan" is defined in Recital A.

          F. "Property" is defined in Recital A.

          G. "Related Deeds of Trust" is defined in Recital A.

          H. "Related Loans" is defined in Recital A.

          I. "Related Loan Documents" means the Related Deeds of Trust and all other loan documents executed in connection with the Related Loan.

          J. "Related Property" is defined in Recital A.

          K. "Release" is defined in Section 4.

          L. "Release Conditions" is defined in Section 4.

          M. "Release Date" is defined in Section 4.

          N. "Release Parcel" is defined in Section 4.

          O. "Substitution Property" is defined in Section 4.

     2. CROSS-DEFAULT. The Related Loans are hereby cross-defaulted with one another and the AmeriVest Affiliate Borrowers hereby consent to and agree that the occurrence of an Event of Default as defined in, and pursuant to any of the Related Loan Documents, which is not cured within applicable grace or curative periods set forth therein, shall constitute an immediate Event of Default (without need of notice or the expiration of any additional cure period other than as specified in such Related Loan Document) under each and every other of the Related Loan Documents. Upon the occurrence of an Event of Default under any of the Related Loan Documents, and subject to Section 5 hereof, Lender shall have the right, in its sole and absolute discretion, to exercise and perfect any and all rights in and under any of the Related Loan Documents with regard to any or all of the other Related Properties, including, but not limited to, an acceleration of one or all of the notes evidencing the Related Loans, the sale of one or all of the Related Properties in accordance with the terms of the respective Related Loan Document, and the disposition of any defeasance collateral or any additional collateral in accordance with the respective Related Loan Document. No notice, except as may be required by the respective Related Loan Documents, shall be required to be given to any AmeriVest Affiliate Borrower in connection with Lender's exercise of any and all of its rights after an Event of Default has occurred.

     3. CROSS-COLLATERALIZATION. Borrower hereby agrees that, as security for payment of the Loan, each of the Related Properties, including any Substitution Property and future defeasance collateral or additional collateral, shall constitute collateral for all of the Related Loans. Each AmeriVest Affiliate Borrower agrees that the collateral described in each of the Related Deeds of Trust shall secure: (1) the payment of the indebtedness evidenced by the Note with Interest at the rates set forth in the Related Loan Documents, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Lender, and any other amounts required to be paid by Borrower under any of the Related Loan Documents, and (2) the full performance by Borrower of all of the terms, covenants and obligations set forth in any of the Related Loan Documents (collectively, the "Obligations").

     4. RELEASE. Notwithstanding anything to the contrary in the Related Loan Documents, on or after January 1, 2004, at Borrower's request, Lender will release no more than one of the Related Properties (the "Release Parcel") from the lien of the Related Deed of Trust pertaining to such Related Property and from the terms of this Agreement ("Release"), provided that all of the conditions stated below ("Release Conditions") are met to Lender's satisfaction:

          A. the Release is solely for the purpose of a transfer of the Release Parcel from the relevant AmeriVest Affiliate Borrower to an unaffiliated bona fide purchaser;

          B. not less than 90 days prior to the date of the Release (the "Release Date"), the relevant AmeriVest Affiliate Borrower delivers to Lender a notice setting forth: (i) the proposed Release Date; (ii) the name of the proposed transferee; and (iii) any other information reasonably necessary for Lender to analyze the terms of the Release, including a copy of the contract of sale and information reasonably necessary for Lender to analyze the terms of the proposed Substitute Property, as hereinafter defined;

          C. there is no default under the Related Loan Documents on either the notice date or the Release Date;

          D. the relevant AmeriVest Affiliate Borrower delivers to Lender evidence satisfactory to Lender that such AmeriVest Affiliate Borrower has complied with any requirements of the applicable Property Documents or the Leases applicable to the Release, the Release does not violate any of the provisions of the applicable Property Documents or the Leases and, to the extent necessary to comply with the applicable Property Documents or the Leases, the transferee has assumed all of the relevant AmeriVest Affiliate Borrower's obligations relating to the Release Parcel under the applicable Property Documents by an instrument reasonably satisfactory to Lender;

          E. the relevant AmeriVest Affiliate Borrower delivers to Lender an endorsement to Lender's title insurance policy satisfactory to the Lender that
(i) extends the effective date of the policy to the effective date of the Release; (ii) confirms that there is no change in the priority of the lien of Lender's Related Deeds of Trust on the balance of the Related Properties or in the amount of coverage; (iii) consents to the Release; (iv) waives any defense resulting from the Release; (v) to the extent of the value of the Release parcel, waives any right of subrogation; and (vi) confirms that the Release Parcel and the balance of the Related Properties constitute separate tax lots;

          F. the relevant AmeriVest Affiliate Borrower pays all out-of-pocket expenses relating to the Release, including Lender's reasonable attorneys' fees;

          G. the relevant AmeriVest Affiliate Borrower delivers to Lender copies of the approved, final executed documents evidencing the transfer of the Release Parcel;

          H. the relevant AmeriVest Affiliate Borrower delivers to Lender any other information, approvals and documents reasonably required by Lender relating to the Release; and

          I. the remaining Related Properties each have occupancy of at least
93%;

          J. the relevant AmeriVest Affiliate Borrower provides to Lender, as security for the Loan, the replacement and substitution of one or more new properties for the Release Parcel, to become part of the Property (the "Substitution Property"). The substitution and the Substitution Property must be satisfactory to Lender, in Lender's sole and absolute discretion, provided that Lender's approval of the substitution shall not be unreasonably withheld if the Substitution Property is of comparable quality to the Release Parcel and if the relevant AmeriVest Affiliate Borrower demonstrates to Lender's reasonable satisfaction that the Substitution Property has a fair market value of not less than the fair market value of the Release

Parcel immediately prior to the Release. In any event, the following conditions must be met before a Substitution Property will be approved and a Release granted:

               (i) the substitution is subject to Lender's internal approval process and is on terms and conditions reasonably acceptable to Lender;

               (ii) the Property, when including the Substitution Property rather than the Release Parcel, has a maximum loan-to-value ratio of 75% and has a minimum Debt Service Coverage Ratio of 1.50;

               (iii) the Substitution Property has a Debt Service Coverage Ratio that is equal to or greater than the Release Parcel, with a Lease expiration profile reasonably acceptable to Lender;

               (iv) the substitution will not, as determined by Lender in Lender's reasonable discretion, negatively impact the Loan with regard to geographic diversity, credit risk, leasing pro formas, tenant quality, lease expiration risk, the ability to cross collateralize and cross default the instrument encumbering the Substitution Property with the balance of the Property, and other similar factors;

               (v) The relevant AmeriVest Affiliate Borrower delivers to Lender such other information and documentation as Lender may reasonably require in order to evaluate the substitution or the Substitution Property; and

               (vi) the Substitution Property has a value that is not less than 90% of the value of the Release Parcel. If such value is at least 90% but is less than 100% of the value of the Release Parcel at the time of the Release, the relevant AmeriVest Affiliate Borrower shall pay to Lender the differential between the loan to value ratio allocable to the Release Parcel and the loan to value ratio allocable to the Substitution Property, and such payment shall be a prepayment to be applied in accordance with the applicable Related Note and shall be subject to the Prepayment Premium set forth in the applicable Related Note.

          K. In connection with providing the Substitution Property, the relevant AmeriVest Affiliate Borrower shall, at its sole cost and expense, execute and deliver to Lender loan documents, including an additional deed of trust or mortgage, an assignment of leases, a UCC-1 financing statement, and any other document, including title policy, that Lender may require, on forms consistent with and modeled upon the Related Loan Documents and in content acceptable to Lender in Lender's reasonable discretion, necessary in order to add the Substitution Property as collateral for the Loan. The relevant AmeriVest Affiliate Borrower shall also provide for the Substitution Property all items required for the Property by the Commitment.

          L. The relevant AmeriVest Affiliate Borrower shall pay all out-of-pocket costs and expenses incurred by Lender in connection with the proposed substitution and Release, including but not limited to reasonable attorneys fees, title insurance premiums, and the cost of engineering, environmental and appraisal reports. In addition, the AmeriVest Affiliate Borrowers shall pay to Lender a processing fee in the amount of $20,000.00.

     5. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" under this Agreement:

          A. Subject to the grace and cure periods set forth in Paragraph 14.1(j) of the Deed of Trust for non-monetary defaults, a default or breach by any AmeriVest Affiliate Borrower of any provision of this Agreement.

          B. A default or breach by any AmeriVest Affiliate Borrower under any of the Related Loan Documents beyond any notice, grace or cure period set forth in that Related Loan Document; or

          C. Any event or condition defined as an "Event of Default" under any Related Loan Document.

     6. REMEDIES. Upon the occurrence of an Event of Default, Lender, in its sole discretion, may, but shall not be obligated to, exercise any or all of its remedies under the Related Loan Documents and applicable law. Lender, in its sole discretion, may, but shall not be obligated to, exercise any or all of the following remedies:

          A. declare immediately due and payable any Related Loan whether or not the Lender exercises its right to declare immediately due and payable the Related Loan corresponding to a particular Related Deed of Trust or Related Loan Document under which the Event of Default may have occurred; and

          B. exercise any or all of its rights and remedies under this Agreement, any Related Loan Document, or applicable law.

          Lender may exercise its remedies in one or more proceedings, whether contemporaneous or consecutive or a combination of both, to be determined by Lender in its sole discretion. Lender may enforce its rights against any one or more Related Property or portions of Related Properties, in such order and manner as it may elect in its sole discretion. The enforcement of any one Related Deed of Trust or other Related Loan Document shall not constitute an election of remedies, and shall not limit or preclude the enforcement of any other Related Deed of Trust or other Related Loan Document, through one or more additional proceedings. Lender may bring any action or proceeding, including but not limited to judicial or non-judicial foreclosure proceedings, without regard to the fact that one or more other proceedings may have been commenced elsewhere with respect to the same Related Property or Related Properties or any portion of them. Each of the AmeriVest Affiliate Borrowers waives any rights it may have, whether at law or in equity, to require Lender to enforce or exercise any of its rights or remedies under this Agreement or under any Related Loan Document in any particular manner or order or in any particular state or county.

     7. APPLICATION OF PROCEEDS. Notwithstanding anything to the contrary set forth herein, proceeds of the enforcement or foreclosure of any Related Deed of Trust shall be applied first to the repayment of the "Indebtedness" as defined in that Related Deed of Trust. Any funds remaining after such application shall be applied to the payment of the remaining Obligations in such order as Lender may determine in its sole discretion.

     8. EXERCISE OF LENDER'S RIGHTS. Each of the AmeriVest Affiliate Borrowers agrees that Lender may, without incurring responsibility to such AmeriVest Affiliate Borrower, and without impairing or releasing the Obligations of such AmeriVest Affiliate Borrower, upon or without any terms or conditions and in whole or in part, exercise or refrain from exercising any rights against any of the Related Properties.

     9. WAIVER OF PRESENTMENT, MARSHALLING, ETC. In addition to and not in lieu of the waivers set forth in the Related Loan Documents:

          A. With respect to its obligations under this Agreement, each of the AmeriVest Affiliate Borrowers waives presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting such obligations, except to the extent Lender is expressly required to provide notice to any of the AmeriVest Affiliate Borrowers pursuant to the Related Loan Documents.

          B. Notwithstanding the existence of any other security interests in any Property held by Lender or by any other party, Lender shall have the right to determine in its discretion the order in which any or all of the Related Properties or portions of any of the Related Properties shall be subjected to the remedies provided in this Agreement and the Related Loan Documents or applicable law. Lender shall have the right to determine in its discretion the order in which any or all portions of the Obligations are satisfied from the proceeds realized upon the exercise of such remedies. Each AmeriVest Affiliate Borrower and any party who now or in the future acquires a security interest in any of the Related Properties and who has actual or constructive notice of this Agreement waives any and all right to require the marshalling of assets or to require that any of the Related Properties or portions of any of the Related Properties be sold in the inverse order of alienation or in parcels or as an entirety in connection with the exercise of any such remedies.

     10. NOTICES. All notices to an AmeriVest Affiliate Borrower under this Agreement shall be in writing and shall be given in the manner provided in the Related Deeds of Trust. All notices to Lender under this Agreement shall be in writing and shall be given in the manner provided in the Related Deeds of Trust.

     11. CAPTIONS, CROSS REFERENCES AND EXHIBITS. The captions assigned to provisions of this Agreement are for convenience only and shall be disregarded in construing this Agreement. Any reference in this Agreement to a "Section," a "Subsection," or an "Exhibit" shall, unless otherwise explicitly provided, be construed as referring to a section of this Agreement, to a subsection of the section of this Agreement in which the reference appears or to an Exhibit attached to this Agreement. All Exhibits referred to in this Agreement are hereby incorporated by reference.

     12. NUMBER AND GENDER. Use of the singular in this Agreement includes the plural, use of the plural includes the singular, and use of one gender includes all other genders, as the context may require.

     13. STATUTES AND REGULATIONS. Any reference in this Agreement to a statute or regulation shall include all amendments to and successors to such statute or regulation, whether adopted before or after the date of this Agreement.

     14. NO PARTNERSHIP. This Agreement is not intended to, and shall not, create a partnership or joint venture among the parties, and no party to this Agreement shall have the power or authority to bind any other party except as explicitly provided in this Agreement.

     15. RECORDING OR DOCUMENTARY STAMP TAXES. Upon recordation of the Related Deeds of Trust constituting part of the Related Loan Documents, all necessary mortgage recording, intangible, or documentary stamp taxes will be duly paid by the AmeriVest Affiliate Borrowers. This Agreement is being given as additional collateral to secure the Obligations of the AmeriVest Affiliate Borrower under the Related Loan Documents.

     16. NO ORAL AGREEMENTS. The Related Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     17. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

     18. ENTIRE AGREEMENT. This Agreement, together with the Related Loan Documents, contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Agreement.

     19. WAIVER; NO REMEDY EXCLUSIVE. Any forbearance by a party to this Agreement in exercising any right or remedy given under this Agreement or existing at law or in equity shall not constitute a waiver of or preclude the exercise of that or any other right or remedy. Unless otherwise explicitly provided, no remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Agreement or existing at law or in equity.

     20. THIRD PARTY BENEFICIARIES. Neither any creditor of any party to this Agreement, nor any other person, is intended to be a third party beneficiary of this Agreement.

     21. COURSE OF DEALING. No course of dealing among the parties to this Agreement shall operate as a waiver of any rights of any party under this Agreement.

     22. NO PARTY DEEMED DRAFTER. No party shall be deemed the drafter of this Agreement, and this Agreement shall not be construed against either party as the drafter of the Agreement.

     23. CONTROLLING LAW. Except as provided to the contrary below, this Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado applicable to contracts made and to be performed in such state (without regard to principles of conflicts of law applicable under Colorado law) and applicable laws of the United

States of America; provided, however, that with respect to the provisions hereof which relate to title or the creation, perfection, priority, enforcement or foreclosure of liens on and security interests in or assignments of any of the Related Property, or as otherwise required by the laws of the state in which such Related Property is located (the "Property Jurisdiction"), this Agreement shall be governed by the laws of the Property Jurisdiction; it being understood that, to the fullest extent permitted by the laws of the Property Jurisdiction, the laws of the State of Colorado shall govern the validity and enforceability of this Agreement in all instances where the law of the Property Jurisdiction is not specifically made the law applicable to this Agreement.

     24. WAIVER OF JURY TRIAL. EACH AMERIVEST AFFILIATE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATED LOANS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR ANY AMERIVEST AFFILIATE BORROWER WITH RESPECT TO THE RELATED LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH AMERIVEST AFFILIATE BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER TO IRREVOCABLY WAIVE ITS RIGHT TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN TO BORROWER.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the AmeriVest Affiliate Borrowers and Lender have caused this Agreement to be properly executed as of the date set forth above.

                                        BORROWER:

                                        AMERIVEST PROPERTIES INC., a Maryland
                                        corporation


                                           By: John B. Greenman
                                               ---------------------------------
                                           Name: John B. Greenman
                                           Title: Vice President


                                        AMERIVEST SHERIDAN CENTER INC., a
                                        Colorado corporation


                                           By: John B. Greenman
                                               ---------------------------------
                                           Name: John B. Greenman
                                           Title: Vice President


                                        AMERIVEST KELLOGG INC., a Colorado
                                        corporation


                                           By: John B. Greenman
                                               ---------------------------------
                                           Name: John B. Greenman
                                           Title: Vice President


                                        AMERIVEST ARROWHEAD INC., an Arizona
                                        corporation


                                           By: John B. Greenman
                                               ---------------------------------
                                           Name: John B. Greenman
                                           Title: Vice President


                                        LENDER:

                                        TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA, INC., a New York corporation


                                           By: Faye J. Friedman
                                               ---------------------------------
                                           Name: Faye J. Friedman
                                           Title: Director

                                 ACKNOWLEDGMENTS

STATE OF COLORADO          )

                           )        SS.

COUNTY OF DENVER           )

     The foregoing instrument was acknowledged before me on this 19th day of December, 2002, by John B. Greenman as Vice President of AmeriVest Properties Inc., a Maryland corporation.

     WITNESS my hand and official seal.

     My commission expires April 9, 2005

(SEAL)


                                        Jean M. Gonzales
                                        ----------------------------------------

                                        Notary Public

                                 ACKNOWLEDGMENTS

STATE OF COLORADO          )

                           )        SS.

COUNTY OF DENVER           )

     The foregoing instrument was acknowledged before me on this 19th day of December, 2002, by John B. Greenman as Vice President of AmeriVest Sheridan Center Inc., a Colorado corporation.

     WITNESS my hand and official seal.

     My commission expires April 9, 2005

(SEAL)


                                        Jean M. Gonzales
                                        ----------------------------------------

                                        Notary Public

                                 ACKNOWLEDGMENTS

STATE OF COLORADO          )

                           )        SS.

COUNTY OF DENVER           )

     The foregoing instrument was acknowledged before me on this 19th day of December, 2002, by John B. Greenman as Vice President of AmeriVest Kellogg Inc., a Colorado corporation.

     WITNESS my hand and official seal.

     My commission expires April 9, 2005

(SEAL)


                                        Jean M. Gonzales
                                        ----------------------------------------

                                        Notary Public

                                 ACKNOWLEDGMENTS

STATE OF COLORADO          )

                           )        SS.

COUNTY OF DENVER           )

     The foregoing instrument was acknowledged before me on this 19th day of December, 2002, by John B. Greenman as Vice President of AmeriVest Arrowhead Inc., an Arizona corporation.

     WITNESS my hand and official seal.

     My commission expires April 9, 2005

(SEAL)


                                        Jean M. Gonzales
                                        ----------------------------------------

                                        Notary Public

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK          )

                           )        SS.

COUNTY OF NEW YORK         )

     The foregoing instrument was acknowledged before me on this 19th day of December, 2002, by Faye J. Friedman as Director of Teachers Insurance and Annuity Association of America, Inc., a New York corporation.

     WITNESS my hand and official seal.

     My commission expires
                           -------------------------------------

(SEAL)


                                        Jennifer Pittello
                                        ----------------------------------------

                                        Notary Public